Exhibit 99.1

                                                             EXECUTION VERSION

           FIRST AMENDMENT dated as of April 7, 2004 (this "Amendment"), to the Stock Purchase Agreement dated as of March 12, 2004 (the "Purchase Agreement"), by and among Telefonos de Mexico, S.A. de C.V., a Mexican sociedad anonima de capital variable ("Buyer"), WorldCom, Inc., a Georgia corporation (or its successor in interest following the Effective Date) ("Parent"), MCI International, Inc., a Delaware corporation (or its successor in interest following the Effective Date) ("MCII"), MCI WorldCom International, Inc., a Delaware corporation (or its successor in interest following the Effective Date) ("MCIWI"), and MCI WorldCom Brazil LLC, a Delaware limited liability company (or its successor in interest following the Effective Date) ("MCIWB" and, collectively with MCII and MCIWI, the "Sellers"). Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.

           WHEREAS, pursuant to terms and subject to the conditions set forth in the Purchase Agreement, the Sellers agreed to sell to Buyer, and Buyer agreed to purchase from the Sellers, the Shares for the Purchase Price; and

           WHEREAS, Buyer, Parent and the Sellers seek to amend the Purchase Agreement as set forth herein in accordance with Section 8.03(a) of the Purchase Agreement.

           NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

           Section 1. Amendments to the Purchase Agreement.

           (a) Section 7.01(g) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows

                     "by Parent or the Sellers, if Parent and the Sellers have complied with the covenant contained in Section 5.08(e) and the Bankruptcy Court (i) does not enter the Sale Order by the date that is fifty five (55) days after the date of the Sale Motion or (ii) denies issuance of the Sale Order within such fifty five (55) day period;"

           (b) Section 7.01(i) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                     "by Buyer, if (i) the Sale Motion has not been filed with the Bankruptcy Court on or before March 19, 2004 or (ii) the Bankruptcy Court does not enter the Sale Order by the date that is forty (40) days after the date of the Sale Motion;"

           Section 2. Governing Law. This Amendment shall be governed by and construed in accordance with the Law of the State of New York, without regard to the conflicts of law rules of such state.

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           Section 3. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

           Section 4. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective on the date of its execution by the parties hereto in the City of New York.

           Section 5. Effect of Amendment. Except as expressly amended by this Amendment, the Purchase Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Amendment. All references in the Purchase Agreement to "this Agreement" shall be deemed to refer to the Purchase Agreement as amended by this Amendment.




                            [Signature Page Follows]




















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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                               TELEFONOS DE MEXICO, S.A. DE C.V.

                               By: /s/ Sergio Rodriguez Malleda
                                   -------------------------------------------
                                   Name: Sergio Rodriguez Malleda
                                   Title:  Legal Representative


                               WORLDCOM, INC.

                               By: /s/ Jennifer C. McGarey
                                   -------------------------------------------
                                   Name: Jennifer C. McGarey
                                   Title:  Secretary


                               MCI INTERNATIONAL, INC.

                               By: /s/ Jennifer C. McGarey
                                   -------------------------------------------
                                   Name: Jennifer C. McGarey
                                   Title: Secretary


                               MCI WORLDCOM INTERNATIONAL, INC.

                               By: /s/ Jennifer C. McGarey
                                   -------------------------------------------
                                   Name: Jennifer C. McGarey
                                   Title: Secretary


                               MCI WORLDCOM BRAZIL LLC


                               By: /s/ Jennifer C. McGarey
                                   -------------------------------------------
                                   Name: Jennifer C. McGarey
                                   Title: Secretary





                       [Signature Page to Amendment No. 1]